Exhibit 99.2
Earnings Release July 18, 2007

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2006, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Another successful quarter Texas economy remains strong Solid market position even with increased competition Results demonstrate success of strategy and increased focus Achieving growth organically

Financial Highlights EPS growth Increased 7% from Q1-2007 Increase of 29% compared to Q2-2006 Growth in loans Held for investment - 7% increase on linked-quarter basis; 26% growth over Q2-2006 Total loans - 8% increase on linked-quarter basis; 28% growth over Q2-2006 Growth in deposits Demand deposits - Increase of $19 million, or 4%, on linked-quarter basis; 2% decrease from Q2-2006 Total deposits - Decrease of 3% on linked-quarter basis; 17% growth over Q2-2006 Net interest margin at 3.83% Increase of 5 bps from Q1-2007; decrease of 4 bps from Q2-2006 Growth in DDA from Q1-2007 - DDA growth important element of NIM Improvement in cost structure and effective utilization of interest-bearing funds Earning asset composition improving with loan growth Credit quality Net charge-offs of $27,000 in Q2-2007 and net recoveries of $359,000 YTD Provision of $1.5 million related to growth in portfolio Comparisons based on average balances and results of continuing operations

FINANCIAL REVIEW

Performance Evaluation Performance Drivers Net income of $8.4 million, an increase of 11% on linked-quarter basis and 33% from Q2-2006 Net revenue growth of 8% from Q1-2007 and 20% from Q2-2006 9% growth in net interest income on linked-quarter basis; 19% increase from Q2-2006 Non-interest income up 3% on linked-quarter basis and up 33% from Q2-2006 Improved operating leverage with 5% linked-quarter growth in non-interest expense; 20% from Q2-2006 New FDIC assessment represents quarterly cost of $300,000, or $0.01 per quarter Salary and benefit costs - normal growth, including higher level of variable incentives NIM increased by 5 bps for linked quarter; decrease of 4 bps from Q2-2006 Loan growth, earning asset composition and earning asset yields remain positive Funding costs generally flat with some success in reducing/rationalizing costs in key categories DDA growth of 4% from Q1-2007 on an average basis; 2% decrease from Q2-2006 Growth in deposits limited by anticipated events (i.e., tax payments, transaction-specific deposits) Composition of funding to support growth limits NIM, not net interest income ROA, ROE and efficiency ratios improved on linked-quarter and year-over-year basis Note: All comparisons based on continuing operations

Income Statement (in thousands) Q2-07 Q1-07 Q4-06 Q3-06 Q2-06 Net interest income $ 34,471 $ 31,667 $ 31,832 $ 30,101 $ 29,013 Provision for loan losses 1,500 1,200 1,000 750 2,250 Net interest income after provision for loan losses 32,971 30,467 30,832 29,351 26,763 Non-interest income 5,288 5,136 4,833 4,478 3,989 Non-interest expense 25,411 24,095 23,993 21,635 21,156 Income before income taxes 12,848 11,508 11,672 12,194 9,596 Income tax expense 4,463 3,922 3,958 4,157 3,273 Net income $ 8,385 $ 7,586 $ 7,714 $ 8,037 $ 6,323 Diluted EPS $ .31 $ .29 $ .29 $ .30 $ .24 Net Interest Margin 3.83% 3.78% 3.86% 3.80% 3.87% ROA 0.88% 0.84% 0.87% 0.94% 0.78% ROE 12.59% 12.12% 12.53% 13.83% 11.36% Efficiency 63.9% 65.5% 65.4% 62.6% 64.1% Note: Above financial data and ratios based on continuing operations

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q2 2007 Q1 2007 Q2 2006 Q2/Q1 % Change YOY % Change Loans held for investment $2,964,863 $2,767,834 $2,360,189 7% 26% Loans held for sale 191,979 156,400 103,483 23% 86% Total loans 3,156,842 2,924,234 2,463,672 8% 28% Securities 500,409 515,768 586,548 (3)% (15)% Demand deposits 458,096 439,071 468,449 4% (2)% Total deposits 2,968,378 3,050,903 2,528,355 (3)% 17% Total assets 3,841,661 3,651,928 3,240,701 5% 19% Note: Above financial data based on continuing operations

Financial Summary (in thousands) Period End Period End Period End Q2 2007 Q1 2007 Q2 2006 Q2/Q1 % Change YOY % Change Loans held for investment $3,083,911 $2,885,963 $2,417,814 7% 28% Loans held for sale 183,768 208,074 133,112 (12)% 38% Total loans 3,267,679 3,094,037 2,550,926 6% 28% Securities 490,967 508,296 573,053 (3)% (14)% Demand deposits 495,010 507,686 532,130 (2)% (7)% Total deposits 3,112,560 3,086,737 2,922,494 1% 7% Total assets 3,943,518 3,807,232 3,381,099 4% 17% Note: Above financial data based on continuing operations

QTD Average Balances, Yields and Rates (in thousands) Q2 2007 Q2 2007 Q1 2007 Q1 2007 Q2 2006 Q2 2006 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 500,409 4.89% $ 515,768 4.88% $ 586,548 4.76% Fed funds sold & liquidity investments 2,032 4.93% 1,515 5.35% 1,108 5.79% Loans held for sale 191,979 7.19% 156,400 7.24% 103,483 6.79% Loans held for investment 2,964,863 8.53% 2,767,834 8.55% 2,360,189 8.32% Total loans, net of reserve 3,134,209 8.51% 2,903,233 8.55% 2,444,543 8.32% Total earning assets 3,636,650 8.01% 3,420,516 7.99% 3,032,199 7.63% Total assets $ 3,841,661 $ 3,651,928 $ 3,240,701 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,510,282 4.75% $ 2,611,832 4.80% $ 2,059,906 4.36% Other borrowings 469,999 5.25% 207,303 5.01% 405,424 4.83% Long-term debt 113,406 7.30% 113,406 7.32% 64,521 7.25% Total interest bearing liabilities 3,093,687 4.92% 2,932,541 4.91% 2,529,851 4.51% Demand deposits 458,096 439,071 468,449 Stockholders' equity 267,228 253,822 223,346 Total liabilities and stockholders' equity $ 3,841,661 3.96% $ 3,651,928 3.94% $ 3,046,393 3.52% Net interest margin 3.83% 3.78% 3.87% Note: Above financial data based on continuing operations

Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 18% Total Deposit CAGR: 24% Loans Held for Investment CAGR: 28% 2002 2003 2004 2005 2006 Q2-2007 Loans Held for Investment 1003 1230 1565 2076 2722 3084 2002 2003 2004 2005 2006 Q2-2007 Demand Deposits 239 302 398 512 514 495 Interest Bearing Deposits 858 1103 1392 1983 2555 2618 2002 2003 2004 2005 2006 ($ in millions) Q2-2007 1,197 1,445 1,790 2,495 3,069 3,113

Revenue and Expense Growth Operating Revenue CAGR: 28% Net Interest Income CAGR: 29% Non-interest Income CAGR: 22% Non-interest Expense CAGR: 26% Net Interest Income Non-interest Income Non-interest Expense 2002 2003 2004 2005 2006 Q2-2007 Non Interest Expense 35370 48430 57340 65344 86913 99012 2002 2003 2004 2005 2006 Q1-2007 Net Interest Income 42246 53155 74742 94130 117813 132276 Non Interest Income 8625 10892 13632 12001 17042 20848 2002 2003 2004 2005^ 2006^ ($ in thousands) Q2-2007*^ 50,871 64,047 88,374 106,131 134,855 153,124 ^ 2005, 2006 and Q2-2007 reflect continuing operations. * 2007 annualized through 6/30/2007.

Credit Quality Credit experience remains strong Net charge-offs of $27,000 in Q2-2007, 0 bps Net recoveries of $359,000 for YTD NCOs for last 12-month period of $34,000, 0 bps Total NCOs for last 2 years $1.4 million, 3 bps Provision of $1.5 million in Q2-2007 driven by growth in portfolio Improvements noted in key measures of credit quality during quarter Non-accrual loans Ratios of reserve to historical NCOs and NPAs remain very high and improving General outlook remains favorable

Credit Quality Reserve / Loans .78% .77% .91% 1.20% 1.44% Non-accrual loans + ORE to loans + ORE ..28% ..37% ..27% ..37% ..83% Reserve to non-accruals 2.8x 2.3x 3.3x 3.2x 1.7x Reserve to NPL 2.3x 1.9x 2.2x 3.1x 1.7x Net Charge-offs / Average Loans YTD 2007 2006 2005 2004 2003

Earnings Guidance Earnings Guidance Q2-2007 results consistent with previous guidance with modest progression Previous guidance net income of $32 million to $33.5 million; revising guidance to net income of $33 million to $34 million Economic outlook remains positive Anticipate continued strong growth in loans and deposits Credit experience remains strong - provision driven by growth Margin essentially flat except for effects of strong growth on funding composition and DDA trends

Q & A